Exhibit 99.1

 Advancing medicines.   Solving problems.   Improving lives.  Corporate Presentation  June 2023  1

  Disclaimer  This presentation and the accompanying oral commentary has been prepared by Aquestive Therapeutics, Inc. (the “Company”, “our” or “us”) and contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement of Libervant™, Anaphylm™ (“AQST-109”), and other product candidates through the regulatory and development pipeline and ability to bring those products to market and achieve market acceptance of those products; the potential benefits our products could bring to patients; the outlicensing of our products in the U.S. and abroad; our growth and future financial and operating results and financial position, including regarding the profitability of the Company's manufacturing operations and the current and future financial outlook of the Company; ability to refinance the Company’s current debt; and business strategies, market opportunities (including total addressable market size), and other statements that are not historical facts. These forward-looking statements are subject to the uncertain impact of global business or macroeconomic conditions, including as a result of inflation, rising interest rates, instability in the global banking system, and geopolitical conflicts, including the war in Ukraine, our business including with respect to our clinical trials including site initiation, patient enrollment and timing and adequacy of clinical trials; on regulatory submissions and regulatory reviews and approvals of our product candidates; pharmaceutical ingredient and other raw materials supply chain, manufacture, and distribution; sale of and demand for our products; our liquidity and availability of capital resources; customer demand for our products and services; customers’ ability to pay for goods and services; and ongoing availability of an appropriate labor force and skilled professionals. Given these uncertainties, the Company is unable to provide assurance that operations can be maintained as planned prior to the global business or macroeconomic conditions discussed above.  These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company's development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials and plans for Anaphylm and our other drug candidates; risk of failure to address the concerns identified in the FDA End-of-Phase 2 meeting for Anaphylm; risk of delays in FDA approval of Anaphylm and our other drug candidates or failure to receive approval at all; risk of the failure to receive FDA approval for U.S. market access for Libervant, including by establishing a major contribution to patient care within the meaning of FDA regulations, as well as risks related to other potential pathways or positions which are or may in the future be advanced to the FDA, to overcome the seven year orphan drug market exclusivity granted by the FDA for a nasal spray product of another company, and there can be no assurance that the Company will be successful in such endeavors; risk of our ability to out-license our proprietary products in the U.S. or abroad and risks that such product candidates will receive regulatory approval in those licensed territories and risk of the rate and degree of market acceptance of our product and product candidates in those territories; risk to growing our manufacturing revenues and generate cash and capabilities to support demand for current and future licensed products; risk of eroding market share for Suboxone® and risk of a sunsetting product, which accounts for the substantial part of our current operating revenue; risk inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); the success of any competing products, including generics; risks of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to the Company's products; risk of unexpected patent developments; the impact of existing and future legislation and regulatory provisions on product exclusivity; legislation or regulatory actions affecting pharmaceutical product pricing, reimbursement or access; claims and risks that may arise regarding the safety or efficacy of the Company's products and product candidates; risk of loss of significant customers; risks related to legal proceedings, including patent infringement, investigative and antitrust litigation matters and associated costs; changes in government laws and regulations; risk of product recalls and withdrawals; risk regarding the Company’s future financial and operating results and financial position; risk of insufficient capital and cash resources, including insufficient access to available debt and equity financing and revenues from operations, to satisfy all of the Company’s short-term and longer term liquidity and cash requirements and other cash needs, at the times and in the amounts needed; risk of failure to satisfy all financial and other debt covenants and of any default under debt financings; uncertainties related to general economic, political, business, industry, regulatory, financial and market conditions and other unusual items; uncertainties related to general economic, financial, political, business, industry, regulatory and market conditions and other unusual items; and other uncertainties affecting the Company described in the “Risk Factors” section and in other sections included in our Annual Report on Form 10-K, in our Quarterly Reports on Form 10-Q, and in our Current Reports on Form 8-K filed with the Securities Exchange Commission (“SEC”). Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this press release whether as a result of new information, future events or otherwise, except as may be required by applicable law.  This presentation also contains estimates, projections and other information concerning the Company’s business and the markets for the Company’s products and product candidates, including data regarding the estimated size of those markets, and the incidence and prevalence of certain medical conditions. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties and actual events, or circumstances may differ materially from events and circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market and other data from reports, research surveys, clinical trials studies and similar data prepared by market research firms and other third parties, from industry, medical and general publications, from other publicly available information, and from government data and similar sources.  This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.  PharmFilm®, Sympazan® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. The trade name for AQST-109 “Anaphylm” has been conditionally approved by the FDA. Final approval of the Anaphylm™ proprietary name is conditioned on FDA approval of the product candidate, AQST-109. All other registered trademarks referenced herein are the property of their respective owners.  © 2023 Property of Aquestive Therapeutics, Inc.   2

 Corporate Overview  3

 Our Quest  Advancing medicines, solving therapeutic problems, and improving lives  Our pipeline of product candidates aims to overcome barriers that patients face with existing treatment options and provide new paradigms for treating critical and complex conditions  4

 Aquestive Is a Growth Story With Multiple Assets  5  Revenue-Generating Base of Existing Collaborations   5 FDA-approved products  10+ years of product sales on 6 continents  Multiple product launches since 2022  150+ patents worldwide  Potential for 2 Commercialization Events Prior to 2027  Lead pipeline product candidate is Anaphylm™ (epinephrine) sublingual film  First and only non-device based, oral product candidate for the emergency treatment of severe allergic reactions, including anaphylaxis  Anticipate filing for FDA approval in 2024  Received FDA tentative approval of Libervant™ (diazepam) buccal film for the treatment of seizure clusters in patients aged 12 and older with epilepsy   Anticipate launch in 2027 (based on scheduled expiration of orphan drug block), or sooner if approved by FDA  Pipeline Renewal Will Come From In-house Technology  Epinephrine prodrug platform has the potential for multiple future pipeline iterations and indications

 We Have a Strong Vision for Building the Company  In the next five years, we aim to:  Grow the existing and ex-U.S. collaboration revenue  Secure FDA approval for Anaphylm in the U.S.   Launch Libervant in the U.S. in 2027  Utilize our epinephrine prodrug platform for future product launches after Anaphylm and Libervant, if approved by the FDA  6  1. Estimate is based on an orphan drug market exclusivity block until January of 2027 by a competing nasal spray product.

 Where You Need It, When You Need It™  7  Our Core Technology is Branded as PharmFilm®

 8  And Our Future Technology Is Already In-house  AQST-108  Anaphylm (AQST-109)

Product Portfolio – Significant Licensing Opportunities in 2023



Proprietary growth drivers
Preclinical
Clinical
Filed
Marketed
Libervant™ (diazepam) Buccal Film
(Seizure Clusters)
Anaphylm™ (epinephrine) Sublingual Film
(Anaphylaxis)
AQST-108 formulation (epinephrine)
(Alternative Indications)

Licensing Opportunities

Libervant™ (diazepam) buccal film

United States
Asia
South America

Anaphylm™ (epinephrine) sublingual film

Ex-U.S. Rights

Regional Licensing Agreements

Hypera – Brazil — Ondif® ondansetrona

Zambon - EU — emylif

Haisco - China — (riluzole) oral film (development stage)

Mitsubishi Tanabe – U.S. — Exservan. (riluzole) oral film

Global Licensing Agreements

Assertio Therapeutics

Sympazan® (clobazam) oral film CII
5 mg • 10 mg • 20 mg

Indivior

Suboxone® Sublingual Film (buprenorphine and naloxone) CIII

Pharmanovia

Libervant™ (diazepam) buccal film

IP Licenses (Royalty-Only)

Kempharm

azstarys CII
serdexmethylphenidate and dexmethylphenidate

KYNMOBI® (apomorphine HCl) sublingual film
10 mg • 15 mg • 20 mg • 25 mg • 30 mg

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

9

Potential for Two Transformative Launches


PharmFilm
PharmFilm
PharmFilm

Anaphylm™ (epinephrine) Sublingual Film

- Potential indication of treatment of severe allergic reactions, including anaphylaxis
- Anticipate submitting New Drug Application (NDA) by the end of 2024
- Estimated Total Addressable Market of ~ $1B[1]

Libervant™ (diazepam) Buccal Film

- Indicated for the treatment of seizure clusters in patients aged 12 and older with epilepsy
- Tentatively approved by FDA
- Expected Launch 2027[2]

1. Estimated total addressable market is an Aquestive Therapeutic's calculations based on (i) WAC Price for generic EipPen as of March 2020 and (ii) epinephrine market TRx volume as of December 2022. 2. Estimate is based on an orphan drug market exclusivity block until January of 2027 by a competing nasal spray product.

10

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

 Strong Leadership Team  Daniel Barber  President, CEO and Director  Lori J. Braender  SVP, General Counsel  Ken Marshall  Chief Commercial Officer  Mark Schobel  Chief Innovation & Technology Officer  Ernie Toth  Chief Financial Officer  11  Cassie Jung  SVP, Operations  Steve Wargacki  SVP, R&D  Gary Slatko  Chief Medical Officer  Strong Operations & Partnering Team  Experienced Science/IP/Development Team  Peter Boyd  SVP, IT, HR, &   Communications

 Executed on Key Deliverables in the Last 12 Months  Since management change in May 2022, the team has:  Raised $47M in non-dilutive financing  Signed 3 new licensing agreements on 3 continents  Supported two new product launches of licensees  Received FDA tentative approval for Libervant  Successfully closed 4 litigation cases  Continued to advance Anaphylm towards an NDA submission  Reduced existing debt by 17.6%  12  1  1. As of December 31, 2022, the outstanding debt was $51,500,000. As of March 31, 2023, the outstanding debt was $42,414,025, resulting in a difference of $9,085,975, or 17.6%.

 We Are Now Focused on the Next Chapter  Over the next 90 days, the Company aims to:  Continue to strengthen the balance sheet  Refinance the existing debt (anticipate standard 5 yr, 3 yr i/o deal)  Out-license Libervant in China  Submit pivotal protocol for Anaphylm to the FDA for review  13

 14  Potential Near-term Milestones Targeted  Complete debt refinancing  Start Anaphylm pivotal study  License Libervant in China  H1 2024  Receive Anaphylm topline pivotal data  AQST-108 first-in-human data  License ex-U.S. rights to Anaphylm  H2 2023  Anaphylm pre-NDA meeting  Anaphylm NDA submission  Ex-U.S. Libervant launches begin   Epinephrine prodrug pipeline additions  H2 2024

 Anaphylm™ (epinephrine) Sublingual Film  15

 Anaphylaxis Market Overview  16

 Anaphylaxis: A Serious Systemic Hypersensitivity Reaction That is Usually Rapid in Onset And May Be Fatal  17  1. Turner PJ, et al. World Allergy Org J. 2019;12100066. 2. FARE, 2022; https://www.foodallergy.org/resources/facts-and-statistics. 3. Fromer L. The American Journal of Medicine (2016);129, 1244-1250.  As many as 32 million people in the United States are at chronic risk for acute anaphylactic episodes  52% of patients in a nationwide patient survey who had previously experienced anaphylaxis had never received an epinephrine auto-injector prescription  Direct costs of anaphylaxis have been estimated at $1.2 billion per year  60% of respondents in same patient survey did not have an epinephrine auto-injector currently available  1  2  3  3  3

Treatment of Anaphylaxis – Epinephrine

Epinephrine is the first line of treatment for anaphylaxis[1]

- ***Epinephrine is the only*** *medication proven to stop a life-threatening allergic reaction*

Epinephrine dosage (current medication delivery systems):[2]

- ***0.3-0.5 mg intramuscularly (IM) or subcutaneously***
- ***Children's dosage is weight based:***
  1. 0.10 mg (for children 16.5 to 33 pounds) — AUVI-Q® brand only
  2. 0.15 mg (for children under 66 pounds)
  3. 0.3 mg (for children and adults over 66 pounds)


NDC 589-06-56
Epinephrine Injection, USP
1 mg/1 ml
(20 mg/20 ml)
For Intramuscular or Subcutaneous Use
Epinephrine Injection, USP

A second dose of epinephrine can be given as needed[2]

1. Epinephrine in the Management of Anaphylaxis. Brown JC, Simons E, Rudders SA. J Allergy Clin Immunol Pract. 2020 Apr;8(4):1186-1195. doi: 10.1016/j.jaip.2019.12.015 PMID: 32276687. 2. EpiPen® Package Insert.

18

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

 Epinephrine Market  4M TRx in 2022  1. Symphony Health Data April 2023.  The 2022 Epinephrine market surpassed 4 million TRx and has rebounded to historical highs following a downturn due to generics and the Covid-19 pandemic. TRx counts have exceeded prior year for 9 consecutive months.  1

Generic Market With High Levels of Dissatisfaction and Unmet Need

Current Standard of Care = Large, Needle Based Injectors[1]



TRAINER
NO NEEDLE

- Oversized devices
  - *Hard to carry*
  - *Medical guidelines recommend always having 2 doses on hand*
- Needle based
  - *High prevalence of needle phobia (especially in children)*
- Not always intuitive to use
  - *Even trained health care providers have been shown to incorrectly inject*

Numerous Studies and Patient Surveys Articulate Significant Dissatisfaction with Current Offerings

- Right place, right time[2]
  - *<50% of patients carry their EpiPen® – often due to hassle factor*
- Refusal of treatment [3,4,5]
  - *25-50% of patients refuse treatment with EpiPen® – often due to needle reluctance*
- Time to treat post exposure[1]
  - *60% of patients/caregivers delay treatment – often due to needle reluctance*
- Failed administration in the field[6]
  - *23-35% of patients and caregivers fail to dose correctly*

1. KOL feedback; Aquestive Market Research. 2. Fromer L. The American Journal of Medicine (2016);129, 1244-1250. 3. Warren et al. Ann Allergy Asthma Immunol (2018). 4. Brooks et al. Ann Allergy Asthma Immunol (2017). 5. Asthma and Allergy Foundation of America Patient Survey Report (2019). 6. El Turki et al. EmergMed J (2017).

20

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

 Recent FDA Public Document Highlighted the Barriers to Epinephrine Use  1  1. https://www.fda.gov/media/168054/download/Slide 14.

 Anaphylm™ (epinephrine) Sublingual Film   First and only non-device based, orally delivered epinephrine product candidate  Fast absorption into the bloodstream  Non-device administration  Portability  +  +

PharmFilm® Platform Projecting Robust Stability

Chemical Stability

- ≥ 2 years room temperature
- ≥ 6 months accelerated conditions
- Successful Scale Up Executed

Environmental Stability

- Light resistant
- Water resistant
- Withstands extreme cold conditions
- High temperature excursions while maintaining shelf-life

23

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

 Patents/Patent Applications Extending into 2042  Title  Patent Status  ENHANCED DELIVERY EPINEPHRINE COMPOSITIONS  Granted U.S. Patent 11,191,737 (5/4/2037)  8 Foreign applications  Priority date: May 5, 2016  Possible patent term to 2037  ENHANCED DELIVERY EPINEPHRINE AND PRODRUG COMPOSITIONS  2 U.S. applications  8 Foreign applications  Priority date: May 4, 2017  Possible patent term to 2037  PRODRUG COMPOSITIONS AND METHODS OF TREATMENT  2 U.S. applications  1 Foreign application  Priority date: late 2019  Possible patent term to 2041  PHARMACEUTICAL COMPOSITIONS WITH ENHANCED STABILITY PROFILES  1 U.S. application  Priority date: October 2021  Possible patent term to 2042

 Competitive Product Summary  ORAL  AUTO INJECTOR  INTRA NASAL  Company  Brand  Anaphylm  EpiPen/Generic  Adrenaclick®  Auvi-Q®  Symjepi®  neffy®  Utuly™  N/A  Administration  Sublingual   Auto-Injector  Auto-Injector  Auto-Injector  Syringe Device  Nasal Spray  Nasal Spray  Nasal Spray  Dosing (Adult/Jr)  TBD  0.3 / 0.15 mg  0.3 / 0.15 mg  0.3 / 0.15 / 0.10 mg  0.3 / 0.15 mg  2 mg  6.6 mg  Not Reported  Market Position  1st & Only Oral  90%+ Share  Negligible  <10%  Negligible  1 Dose per Device  2 Doses per Device  Potentially 3rd Nasal to Market  Regulatory Status (FDA)  Expected NDA Filing 2024  Approved/Marketed  Filed Fall ‘22  Expected Filing 1H ‘23  Expected NDA Filing 2023  1  2  3  2  2, 4  2  1. The data presented on this slide are based on cross-study comparisons and are not based on any heat-to-head trials as a result, comparability may be limited/inaccurate. Cross-study comparisons are inherently limited and may suggest misleading similarities or difference. 2. Pending FDA Review. 3. VIATRIS: Formerly Mylan. 4. US WorldMeds markets for Adamis.

 Anaphylm:Product Development  26

 Scientific Advisory Board  David Bernstein, MD  University of Cincinnati  Carlos Camargo, MD  Harvard Medical School  David M. Fleischer, MD  Children’s Hospital Colorado  David Golden, MD  Sinai Hospital, Baltimore  Matthew Greenhawt, MD  Children’s Hospital Colorado  Ruchi Gupta, MD, MPH  Northwestern  Jay Lieberman, MD  University of Tennessee  John Oppenheimer, MD  University of Medicine and Dentistry of NJ - Rutgers

Anaphylm Clinical Trials to Date

Study	Description	Study Status	N
210010	First-in-Human (FIH), Single Ascending Dose (SAD) study to evaluate safety and tolerability, as well as pharmacokinetic (PK) performance and pharmacodynamic (PD) effect, of DESF (Anaphylm)	Complete	44
EPIPHAST Part 1	• Evaluate multiple formulations and strengths of DESF (Anaphylm) • Benchmark against epinephrine 0.5mg manual intramuscular (IM) injection	Complete	35
Part 2	• Confirm benchmarking vs. epinephrine 0.3mg manual IM injection • Evaluate intrasubject variability and adequacy of washout period	Complete	24
Part 3	• Characterize conditions of use and effect of use errors (different saliva hold times and directly swallowing film) • Film performance after ingestion of sticky substance (peanut butter)	Complete	24
EPIPHAST II	Characterize: • repeat dose performance of DESF (Anaphylm) • performance against EpiPen	Complete	24
AQ109102	Evaluate: • differences in PK and PD results based on changes to administration instructions • additional repeat dose data on DESF (Anaphylm) • performance of various approved auto-injectors	Complete	30
AQ109106	Evaluate differences in PK and PD results based on changes to administration instructions	Complete	35
AQ109103	Further characterization of PK performance and PD effect of DESF (Anaphylm) to inform pivotal study design	Ongoing	24

28

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

Agency Interactions on Anaphylm Program to Date

Interaction	Key Takeaways
Pre-IND Meeting *(December 1, 2021)*	• 505(b)(2) NDA regulatory approval pathway acceptable (no efficacy trials required) • Bracket PK to 0.3mg IM and safety to 0.5mg IM • Evaluate potential for extrinsic factors to impact DESF (ANAPHYLM) absorption
Stability Excursion Protocol Review *(July 29, 2022)*	• Design and planned analysis of the proposed excursions are reasonable and can be expected to provide data to support product and patient labeling
End Of Phase 2 (EOP2) Meeting-CMC Meeting Feedback *(October 4, 2022)*	• Proposed Chemistry Manufacturing and Controls (CMC) package for both active pharmaceutical ingredients (API) and DESF (Anaphylm) considered sufficient and reasonable for future NDA filing
Nonclinical Study Plans *(October 11, 2022)*	• Aligned with FDA on NDA, enabling nonclinical toxicology package
EOP2 Meeting *(November 15, 2022)*	• Reaffirmed 505(B)(2) regulatory approval pathway acceptable (no efficacy trials required) • Modified bracketing strategy to compare PK performance to IM and autoinjectors • Use during conditions of anaphylaxis to be considered in overall risk/benefit profile
FDA Response to General Correspondence *(March 1, 2023)*	• FDA agreed to review pivotal protocol • FDA agreed to separate meeting to align on risk/benefit characterization after pivotal study alignment

29

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

Anaphylm Timeline To Date


2020
2021
2022
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sept
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sept
Oct
Nov
Dec
Formulation
First In Human (FIH)
EpiPhast
EpiPhast II
EOP2 Meeting
Transfer, Scale Up and Registration Mfg.
12-Month Registration Stability Start

30

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

 EPIPHAST I Part 3: Favorable Pharmacokinetic (PK) Per Initial Data  Median time to peak concentration (Tmax) of 12 minutes at target 4 minute hold time*, compared to 50 minutes for 0.3mg Intramuscular Injection (IM)  Partial area under the curve (AUC) within clinically relevant periods of 10, 20 & 30 minutes at target 4 minute hold time compared to 0.3mg IM  Mean Baseline Adjusted Epinephrine Concentration over 0-2h by Treatment, Part 3  Median time to reach 100 pg/mL (suggested as threshold for onset of hemodynamic effects) was 8 minutes at target 4 minute hold time and 10 minutes for 0.3mg IM  *Hold time is holding the film under the tongue and limiting swallowing for different periods of time.  Study Results  AQST-109  12mg 4-minute  hold time  (Target) (N=22  doses)  AQST-109  12mg 2-minute  hold time  (N=23  doses)  AQST-109  12mg 0-minute  hold time  (N=21  doses)  AQST-109  12 mg (from  Part 2)  (N=48 doses)  Epinephrine IM Injection  0.3 mg  (from Part 2) (N=48 doses)  Geometric Cmax  (pg/mL)  350.4  303.9  211.2  274.3  350.6  AUC 0-10 minutes  (hr*pg/mL)  12.8  9.5  9.4  7.9  9.4  AUC 0-20 minutes  (hr*pg/mL)  51.2  45.7  30.9  33.1  23.0  AUC 0-30 minutes  (hr*pg/mL)  79.1  75.1  49.8  56.7  47.5  Median Tmax (minutes)  12  15  15  15  50  0.75 1.00 1.25  Time (h)  0.00  0.25  0.50  1.50  1.75  2.00  Baseline Adjusted Epi Conc (pg/m/L)  Advancing medicines. Solving problems.  Improving lives.  500  400  300  200  100  0  600  AQST-109 4-min hold AQST-109 2-min hold AQST-109 0-min hold

 EPIPHAST I Part 3: Rapid Absorption With Comparable PK After Consuming Peanut Butter From Part 3 of EPIPHAST Trial  Study results for the sublingual administration of Anaphylm sublingual film after consuming a peanut butter sandwich demonstrate consistent performance  Consistent Tmax of 12 minutes  Comparable Cmax  Consistent partial AUCs  Mean Baseline Adjusted Epinephrine Concentration over Time by Treatment, DESF-AX-1-1 Part 3  Baseline Adjusted Concentration (pg/mL)  Time (h)  Advancing medicines. Solving problems.  Improving lives.

 EPIPHAST II: Topline Results  Geometric means presented for Cmax.  Anaphylm Cmax values within the timeframe critical to abate the cascade of anaphylaxis is comparable to and well bracketed by the 0.3mg IM and the EpiPen®  90th percentile  10th percentile

 EPIPHAST II: Time to Maximum Concentration (Tmax)  Anaphylm showed a shorter median Tmax than both 0.3mg IM and the 0.3mg EpiPen  Range of Tmax values across the study is consistent with EpiPen  Both EpiPen and Anaphylm provide faster Tmax values than the 0.3mg IM  Fastest Median Tmax

Anaphylm: Similar Exposure to Auto-injectors During the First 10 Minutes Following Dosing[1]

Comparison of epinephrine plasma concentrations over time of Anaphylm 12mg to various approved auto-injectors 0.3mg



0.3mg manual
0.3mg EpiPen
0.3mg EpiPen (generic)
0.3mg Auvi-Q
Anaphylm 12mg
Concentration (pg/mL)
550
500
450
400
350
300
250
200
150
100
50
0
0
1
2
3
4
5
6
7
8
9
10
Time (minutes)

Comparison of epinephrine exposure at 10 minutes of Anaphylm 12mg to various approved auto-injectors 0.3mg

Parameter	0.3mg Manual (N=27)	Auvi-Q (N=29)	Anaphylm (n=12)	EpiPen (generic) (N=29)	EpiPen (N=27)
$AUC_{0\text{-}10min}$ (hr*pg/mL)	5.3	26.7	**28.3**	37.7	43.7

1. Cross-study comparison from AQ109102 and AQ109106.

35

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

 Anaphylm Data Brackets Existing Products to 45 Minutes  FDA recommended bracketing between the exposures produced by auto-injectors and manual injection across a range of relevant time points characterized as pAUC.   Manual Injection Level and Below  Auto-injector Levels  Anaphylm  Critical early phase similar to auto-injectors  Not statistically different from manual injection and supported by PD data  Partial AUC  (%CV)  Manual Injection   Anaphylm   AUC0-45min   94.4  (75.6%)  117.0  (93.6%)  AUC0-50min  117.2  (72.3%)  123.3  (92.4%)  AUC0-60min   160.4  (66.2%)  135.1  (90.1%)  1  1. Bracketing end points subject to alignment with FDA. Cross-study comparison from AQ109102 and AQ109106.

 Key PK Parameters Compare Favorably to Existing Treatments  Bars above show highest and lowest 75% quartile ranges of approved products.  1. Cross-study comparison of AQ109102 and AQ109106.  Anaphylm 12mg provides a consistently fast Tmax with median and mean Cmax levels bracketed by the current FDA approved products.   Median and Mean Cmax  Median Tmax  Tmax (minutes)  Cmax (pg/mL)  1  1

 Clinically Favorable PD from Anaphylm  Anaphylm demonstrates a rapid increase in systolic blood pressure (SBP), pulse and diastolic blood pressure (DBP) within 2 minutes. Injected epinephrine produces moderate increases in SBP and pulse with no measurable effect on DBP.  Mean Baseline Adjusted Changes in Systolic Blood Pressure Following Administration  Mean Baseline Adjusted Changes in Pulse Following Administration  1. Cross-study comparison of AQ109102 and AQ109106.  1

 Repeat Dose – 25 Minutes  Description  0.3mg Manual Injection Repeat Dose   (10 min)  Anaphylm  Repeat Dose  (25 min)  # Subjects  23  27  Cmax (pg/mL)  755  882  AUC0-t (hr*pg/mL)  1300  776  AUC0-45 (hr*pg/mL)  181  207  Tmax (minutes)  50  33  Tmax Range (minutes)  30 - 70  10 - 70  Geometric Means presented for Cmax, AUC0-t, AUC0-45. Median Tmax.  Data presented from cross-study analysis of AQ109201 (0.3mg manual injection repeat dose at 10 min) and AQ109102 (Anaphylm repeat dose at 25 minutes - top-line results).  1. Cross-study comparison from AQ109201 (EpiPhast II) and AQ109102.  Comparison of Anaphylm 12mg repeat dose data (25 minutes) to 0.3mg manual injection repeat dose data (10 minutes)  1

 Summary and Next Steps  AQ109102 compared Anaphylm to multiple epinephrine auto-injectors  Confirmation of target range between existing reference listed drug (RLD) epinephrine injections  AQ109106 focused on administration instructions  Confirmation of Anaphylm Cmax comparability  Confirmation that Anaphylm early pAUC parameters are bracketed by other RLDs  Next Steps  Refine administration instructions in ongoing pilot study (AQ109103)  Finalize pivotal study protocol – expect to submit for FDA review/alignment in Q3 2023  Expect to begin execution of pivotal study in Q4 2023

 Regulatory Path Potentially De-risked by Recent Epinephrine Nasal Spray FDA Advisory Committee Meeting  VOTING RESULTS  16:6  VOTING RESULTS  17:5  VOTE: Do the PK/PD results support a favorable benefit-risk assessment for ARS-1 in adults for the emergency treatment of allergic reactions (Type 1) and anaphylaxis?  a. If not, what additional data are needed?  VOTE: Do the PK/PD results support a favorable benefit-risk assessment for ARS-1 in children (<18 years of age) > 30 kg for the emergency treatment of allergic reactions (Type 1) and anaphylaxis?  a. If not, what additional data are needed?  VOTING QUESTION  1  1. https://www.fda.gov/media/168054/download.

 Anaphylm 2023-2024 Critical Path  2023  2023  2024  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sept  Oct  Nov   Dec  Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sept  Oct  Nov  Dec  Pilot Studies  Pivotal Study  Pediatric Study  Pre-NDA Meeting  NDA Submission

  Libervant™ (diazepam)   Buccal Film  43

The Unmet Need in Refractory Seizures…

~1M **Epilepsy patients**[1]

Suffer from uncontrolled, **refractory seizures**

~85%

of patients with refractory seizures will not interact with the historically available Treatment[2,3,4,5]

Seizures Account for 1M

EMERGENCY DEPARTMENT

visits annually[6]



1. Laxer, Ketal, The consequences of Refractory Epilepsy and its treatment; Epilepsy & Behavior, Vol 37, Aug 2014, Pgs 59 –70; https://doi.org/10.1016/j.yebeh.2014.05.031, 2. Triangle Insights Group (2017). Synthesis of Epilepsy (ARS) Primary Research. Internal Aquestive report: unpublished, 3. Epilepsy Data and Statistics | CDC - 1.2% of the US population had active epilepsy (95% CI* = 1.1-1.4). This is about 3.4 million people with epilepsy nationwide: **3 million adults** and **470,000 children**. 4. Breakthrough Seizures: Causes, Treatment, and Prevention (healthline.com) - About 1 in 3 people with epilepsy experience breakthrough seizures. 5. 2022 Symphony Data shows 420,000 labeled rescue rxs, if a patient fills 2.5 times a year that's 168,000 patients. 6. Seizure visits to ED: ht t p s:/ /www.ncbi.nlm.nih.gov/pmc/articles/PMC2657249/.

44

Aquestive

Advancing medicines.
Solving problems.
Improving lives.

 Current Treatments are Either Rectal or Intra Nasal Options

 Seizure Rescue Market  The seizure rescue market continues to grow with new products being promoted. Based upon publicly available data, Valtoco® has flat to growing market share in all age groups in which it competes.  1. Symphony Health Data April 2023.  1

 Seizure Rescue Market by Age  1. Symphony Health Data April 2023.  1

 Seizure Rescue Market Size By Age 12+ Years  The 18+ Age group has experienced rapid market size growth with the introduction of multiple nasal products.  1. Symphony Health Data April 2023.  1

 Seizure Rescue Market Size By Age 2-11 Years  The 2-5 year-old age group has not experienced growth while the 6-11 year-old age group has experienced modest growth with one nasal option.  1. Symphony Health Data April 2023.  1

 Strong Patient Preference – What Patients Want  % Indicating  1: Not at all Important  2  3: Somewhat Important  4  5: Highly Important  Top 2 Box  Ability to have the repetitive seizure medicine with me at all times  3%  7%  20%  26%  45%  71%  Ability to take the medicine as quickly as I possibly can when I need to  3%  4%  14%  28%  51%  79%  Ability to take the medicine in a way that is simple for me  2%  2%  13%  23%  60%  83%  Ability to take the medicine no matter where I am and what I am doing  3%  2%  14%  23%  58%  81%  Ability for me to take the medicine myself, versus someone else having to give it to me  5%  3%  22%  28%  43%  71%  1. Aquestive Therapeutics sponsored preference study (N=101 Patients;) on file.  1

 Strong Patient Preference – Willingness to Request  % Choosing   Strongly Prefer Nasal  Prefer Nasal  No Preference  Prefer Film  Strongly Prefer Film  Film Preference  If both medicines worked just as well at stopping my repetitive seizures, I would prefer my doctor prescribe me:  6%  7%  16%  21%  50%  71%  Likelihood of me asking my doctor if I could switch from the current medicine I have for repetitive seizures to one of the new products:  7%  8%  20%  27%  39%  66%  1. Aquestive Therapeutics sponsored preference study (N=101 Patients) on file.  1

 Libervant™ (diazepam) Buccal Film Path to Launch  Libervant LAUNCH  Expected January 2027  PDUFA Date  December 23, 2021  Tentative Approval Received  August 30, 2022  Continue to pursue early U.S. market access with FDA.  1. Estimate is based on an orphan drug market exclusivity block until January of 2027 by a competing nasal spray product.  FDA

 IV. Existing Collaborations  53

 Services and Capabilities  Formulation Development  Systematic approach applied to address permeation barriers  Robust formulation design capabilities utilize quality- by-design principles to control risk and optimize performance  Analytical  Systematic approach utilized to characterize complex formulations and evaluate critical quality attributes  Specialized techniques employed to adapt to specialized dosage forms  Constant focus on maintaining highly efficient and discriminating methodologies  Tech Transfer  Multiple scales of analogous equipment  Broad experience in multiple thin-film manufacturing techniques  Process analytical technology (PAT) to continually drive innovation  Regulatory  Experienced with the health authorities' approval process  Leadership provided during engagements with health authorities throughout the development and approval process  54

 Product Licenses Across the Globe  Indivior  Assertio  Hypera  Haisco  Pharmanovia  Zambon  Mitsubishi Tanabe Pharma America  We currently have eight active worldwide licensing and manufacturing contracts; five more than just two years ago.

 Existing Product Portfolio Has Generated Over $500M In Revenue  Exservan (2021 Launch)  Emylif (2023 Launch)  Pharmanovia (ex-US, China)  TBD(US)  Expected 2024 Launch  Expected 2027 Launch1  Riluzole  FDA Approval 2019  Diazepam  FDA Approval 2022  Haisco (China)  Zambon (EU)  TBD (China)  Clobazam  FDA Approval 2018  Ondansetron  FDA Approval 2010  Buprenorphine/Naloxone  FDA Approval 2010  Mitsubishi Tanabe (US)  Expected 2025 Launch  Indivior  Suboxone (2010 Launch)   Hypera (SAM)  TBD (US)  Ondif (2022 Launch)  Assertio (Global)  Sympazan (2018 Launch)  Product Development  Collaborations  Commercial Manufacturing  1. Estimate is based on an orphan drug market exclusivity block until January of 2027 by a competing nasal spray product.

 Global Diversification of Suboxone  1. Aquestive Therapeutics data on file. 2. Data from Indivior Jeffries Healthcare Conference Presentation June 7, 2023.  Suboxone ROW Market2  N. America  Canada  Europe & Middle East  EU  France  Italy  Germany  Denmark, Norway  Sweden  Finland  Switzerland  UK  Israel  Australasia  Australia  New Zealand  Available  Approved  Indivior has presence in 39 countries   Suboxone Film is approved in 36 countries  Suboxone ROW business is expected to grow to 47% of the Suboxone Revenue by 20291 reducing the reliance on the Suboxone US market. Suboxone Film is currently distributed in Denmark, Finland, Germany, Italy, Norway, U.K., Sweden, Australia, Canada, Israel, and Malaysia.  SUBOXONE Film – Approved in 36 countries ex-U.S. Filings under review in Kuwait, Kingdom of Saudi Arabia and Colombia.

 The Suboxone U.S. Market Has Been Stable for Several Years  Suboxone U.S. market TRx is growing despite lack of promotion and alternative product forms.  Suboxone U.S. market share is on consistent trajectory.  Suboxone U.S. has experienced price stability for several years.  1. Elsevier Gold Standard Pricing Database. 2. Symphony Health Data April 2023. All Market Data is limited to U.S. and its territories.  Suboxone U.S. Market2  Suboxone U.S. Market Share2  Suboxone U.S. PAC Pricing1

 Appendix  59

 Partial AUC0-10min by Study  Geometric Means presented  60

Recent Single Administration Studies of AQST-109 12mg

Study #	# Subjects	Swallow Hold Time	Dosing Instructions	$pAUC_{0\text{-}10min}$ Endpoint > Manual IM	$pAUC_{0\text{-}20min}$ Endpoint > Manual IM	$pAUC_{0\text{-}30min}$ Endpoint > Manual IM	$pAUC_{0\text{-}45min}$ Endpoint > Manual IM	GM Cmax > Manual IM
AQST109102	29	None	Anaphylm was applied to the sublingual mucosa. No time checks or observations were conducted until after subject indicated film was dissolved.	Y	Y	Y	N	N
AQST109106A	12	None	Anaphylm was applied to the sublingual mucosa. Time checks were conducted every 30 seconds until dissolved.	Y	Y	Y	N	N
AQST109106C	12	None	Anaphylm was applied to the sublingual mucosa and held in place until dissolved with no prescribed salivary hold time.	Y	Y	Y	Y	Y

Note: AQST109106B (n=11) was a repeat dose study of AQST-109 8mg

61

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

Pharmacokinetic Summary Results: Impact of Food Residue (Reference Slide #32)  Geometric Means presented for Cmax and AUC, Median presented for Tmax  Study Results  AQST-109   12mg   4-minute   hold time  (N=22 doses)  AQST-109  12mg  PB sandwich  (N=20 doses)  Epinephrine IM injection  0.3mg  (Part 2)  (N=48 doses)  Geometric Mean Cmax  (pg/mL)  350.4  285.7  350.6  AUC 0-10 minutes  (hr*pg/mL)  12.8  15.0  6.8  AUC 0-20 minutes  (hr*pg/mL)  51.2  48.8  22.9  AUC 0-30 minutes  (hr*pg/mL)  79.1  73.2  47.4  Median Tmax (minutes)  12  12  50

 EPIPHAST II: Comparative Changes in Systolic Blood Pressure and Cardiovascular Adverse Event Profiles     EpiPen (N=22)  Manual Injection (N=23)  Anaphylm (N=23)  SBP>30mm Hg  9%  0%  13%  SBP>40mm Hg  0%  0%  9%     EpiPen (N=22)  Manual Injection (N=23)  Anaphylm (N=23)  Cardiac Disorders  7 (31.8)   1 (4.3)  2 (8.7)  Palpitations  7 (31.8)   1 (4.3)  2 (8.7)  29.0  31.0  35.5  60.5, 55.0 (1 palpitation AE)

 Study 102 & 106: Comparative Changes in Systolic Blood Pressure and Cardiovascular Adverse Event Profiles     EpiPen (102, N=27)  EpiPen Generic (102, N=29)  Auvi-Q (102, N=29)  Manual Injection (102, N=27)  Anaphylm (106, N=12)  SBP>30mm Hg  7%  7%  7%  7%  42%  SBP>40mm Hg  4%  3%  0%  4%  8%     EpiPen (102, N=27)  EpiPen Generic (102, N=29)  Auvi-Q (102, N=29)  Manual Injection (102, N=27)  Anaphylm (106, N=12)  Cardiac Disorders  2 (7.4)   2 (6.9)  0  1(3.7)  0  Palpitations  2 (7.4)   2 (6.9)  0  0  0  Atrial Tachycardia  0  0  0  1 (3.7)  0  45.5  45.0  43.5  40.5  38.5

 Thank You  71